Exhibit 32.2
CERTIFICATION BY DAVID P. WILLIAMS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Chief Financial Officer of Chemed Corporation (“Company”), does hereby certify that:
1)	the Company’s Annual Report on Form 10-K for the year ending December 31, 2006 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2007	/s/ David P. Williams

David P. Williams (Vice President and Chief Financial Officer)